EXHIBIT 10.6

THIS WARRANT AND ANY SHARES ACQUIRED UPON THE EXERCISE OF
THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES
ACT OF 1933 AND MAY NOT BE TRANSFERRED IN THE ABSENCE OF SUCH
REGISTRATION OR AN EXEMPTION THEREFROM UNDER SUCH ACT.

RECOTON CORPORATION

Facility Fee Common Stock Purchase Warrant

No. PR-___	New York, New York
PPN: _________	October 31, 2000

                     RECOTON CORPORATION (the "Company"), a New York corporation, for value received, hereby certifies that __________ or its registered assigns is entitled to purchase from the Company __________[AN AGGREGATE OF 5,000 SHARES] duly authorized, validly issued, fully paid and nonassessable common shares of the Company, par value $0.20 per share (the "Original Common Stock"), at an initial exercise price per share equal to $13.280 (the "Initial Exercise Price") at any time or from time to time after the date hereof and prior to 5:00 p.m. (United States Eastern Time), on the fifth anniversary date of the date hereof (the "Expiration Date"), all subject to the terms, conditions and adjustments set forth below in this Warrant; provided, however, that if on the fifth anniversary date of the date hereof, the Company is then required, pursuant to an effective request therefor under the Registration Rights Agreement (as defined herein), or is in the process of effecting a registration under the Securities Act for a public offering in which Warrant Shares (as defined herein) are entitled to be included as provided in the Registration Rights Agreement, or if the Company is in default of any of such obligations to register the sale of such shares, the right to exercise this Warrant shall continue until 5:00 p.m. (United States Eastern Time) on the 30th day following the date on which such registration shall have become effective or on the 30th day following the date all such defaults shall have been cured, whichever is the later date.

                     This Warrant is one of the Facility Fee Warrants issued to the Term Loan C Lenders under the Senior Loan Agreement (each such term, and all other capitalized terms used herein without being otherwise defined, having the meaning referred to in Section 13 below) upon closing of the Senior Loan Agreement (the "Warrants", such term to include all Warrants issued in substitution therefor or upon transfer thereof). The Warrants so issued evidence rights to purchase an aggregate maximum number of 5,000 shares of Original Common Stock, subject to adjustment as provided herein.

                     Section 1. Exercise of Warrant.

                     A. Manner of Exercise. This Warrant may be exercised by the holder hereof, in whole or in part during normal business hours on any Business Day during the Exercise Period, by surrender of this Warrant, with the form of subscription at the end hereof (or a reasonable facsimile thereof) duly executed by such holder, to the Company at the principal office of the Company located at 2950 Lake Emma Road, Lake Mary, FL 32746, or such other location in the United States which shall at the time be the principal office of the Company and of which the Company shall have notified the holder hereof in writing (or, if such exercise shall be in connection with an underwritten public offering of shares of Common Stock (or Other Securities) subject to this Warrant, at the location at which the underwriters shall have agreed to accept delivery thereof), accompanied by payment of an amount obtained by multiplying (a) the number of shares of Original Common Stock (without giving effect to any adjustment therein) designated in such form of subscription by (b) the Initial Exercise Price (the "Exercise Payment"). The Exercise Payment shall be payable (i) in cash or its equivalent, (ii) in shares of Common Stock newly acquired upon exercise of this Warrant (valued at the Market Price), (iii) by surrendering to the Company the right to purchase a number of shares of Common Stock issuable upon exercise of this Warrant (valued at the Market Price) equal to the product obtained by multiplying the number of shares of Common Stock to be purchased (including the shares relating to the surrendered rights) by a fraction, the numerator of which is the Exercise Payment per share and the denominator of which is the Market Price per share, or (iv) any combination of (i), (ii) and (iii).

                     B. Adjustment to Number of Shares of Common Stock. The number of duly authorized, validly issued, fully paid and nonassessable shares of Common Stock which the holder of this Warrant shall be entitled to receive upon each exercise hereof shall be determined by multiplying the number of shares of Common Stock which would otherwise (but for the provisions of Section 2) be issuable upon such exercise, as designated by the holder hereof pursuant to this Section 1B, by a fraction of which (x) the numerator is the Initial Exercise Price and (y) the denominator is the Exercise Price in effect on the date of such exercise. The "Exercise Price" shall initially be an amount equal to the Initial Exercise Price per share, shall be adjusted and readjusted from time to time as provided in Section 2 and, as so adjusted and readjusted, shall remain in effect until a further adjustment or readjustment thereof is required by Section 2.

                     C. When Exercise Effective. Each exercise of this Warrant shall be deemed to have been effected and the Exercise Price shall be determined immediately prior to the close of business on the Business Day on which this Warrant shall have been surrendered to the Company as provided in Section 1A, and at such time the person or persons in whose name or names any certificate or certificates for shares of Original Common Stock (or Other Securities) shall be issuable upon such exercise as provided in Section 1D shall be deemed to have become the holder or holders of record thereof.

                     D. Delivery of Stock Certificates, etc. Promptly after the exercise of this Warrant, in whole or in part, and in any event within three Business Days thereafter (unless such exercise shall be in connection with an underwritten public offering of shares of Common Stock (or Other Securities) subject to this Warrant, in which event concurrently with such exercise), the Company at its expense will cause to be issued in the name of and delivered to the holder hereof or, subject to Section 8, as such holder may direct,

(1) a certificate or certificates for the number of duly authorized, validly issued, fully paid and nonassessable shares of Common Stock (or Other Securities) to which such holder shall be entitled upon such exercise, and

(2) in case such exercise is in part only, a new Warrant or Warrants of like tenor, specifying the aggregate on the face or faces thereof the number of shares of Common Stock equal to the number of such shares specified on the face of this Warrant minus the number of such shares designated by the holder upon such exercise as provided in Section 1A.

                     E. Company to Reaffirm Obligations. The Company will, at the time of or at any time after each exercise of this Warrant, upon the request of the holder hereof or of any shares of Common Stock (or Other Securities) issued upon such exercise, acknowledge in writing its continuing obligation to afford to such holder all rights to which such holder shall continue to be entitled after such exercise in accordance with the terms of this Warrant, provided that if any such holder shall fail to make any such request, the failure shall not affect the continuing obligation of the Company to afford such rights to such holder.

                     F. Fractional Shares. No fractional shares shall be issued upon exercise of this Warrant and no payment or adjustment shall be made upon any exercise on account of any cash dividends (except as provided in Section 2B) on the Common Stock or Other Securities issued upon such conversion. If any fractional interest in a share of Common Stock would, except for the provisions of the first sentence of this Section 1F, be deliverable upon the exercise of this Warrant, the Company shall, in lieu of delivering the fractional share therefor, pay to the holder exercising this Warrant an amount in cash equal to the Market Price of such fractional interest.

                     Section 2. Protection Against Dilution or Other Impairment of Rights; Adjustments of Exercise Price.

                     A. Issuance of Additional Shares of Common Stock. In case the Company, at any time or from time to time after October 30, 2000 (the "Initial Date"), shall issue or sell Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to Section 2D or 2E) without consideration or for a consideration per share (determined pursuant to Section 2F) less than 95% of the Market Price in effect, in each case, on the date of and immediately prior to such issue or sale (or, in the case of issuances where the price has been fixed or finally determined by contract prior to the date of such issuance or sale, as of the date that such price is fixed or finally determined), then, and in each such case, subject to Section 2I, the Exercise Price shall be reduced, concurrently with such issue or sale, to a price (calculated to the nearest .001 of a cent) determined by multiplying such Exercise Price by a fraction,

a) the numerator of which shall be (i) the number of shares of Common Stock outstanding immediately prior to such issue or sale plus (ii) the number of shares of Common Stock which the aggregate consideration received by the Company for the total number of such Additional Shares of Common Stock so issued or sold would purchase at the Market Price, and

b) the denominator of which shall be the number of shares of Common Stock outstanding immediately after such issue or sale,

provided that, for the purposes of this Section 2A, (x) immediately after any Additional Shares of Common Stock are deemed to have been issued pursuant to Section 2D or 2E, such Additional Shares shall be deemed to be outstanding, and (y) treasury shares shall not be deemed to be outstanding.

                     B. Extraordinary Dividends and Distributions; Pro Rata Repurchases. In case the Company at any time or from time to time after the date hereof shall declare, order, pay or make a dividend or other distribution to the holders of the Common Stock (including, without limitation, any distribution of other or additional stock or other securities or property or Options by way of dividend or spin-off, reclassification, recapitalization or similar corporate rearrangement and any redemption or acquisition of any such stock or Options on the Common Stock), other than (a) a dividend payable in additional Shares of Common Stock or in Options for Common Stock or (b) a regular periodic dividend payable in cash and not constituting an Extraordinary Cash Dividend, then, and in each such case, the Company shall pay over to the holder of this Warrant, on the date on which such dividend or other distribution is paid to the holders of Common Stock, the securities and property (including cash) which such holder would have received if such holder had exercised this Warrant immediately prior to the record date fixed in connection with such dividend or other distribution. In case the Company or any subsidiary thereof shall make a Pro Rata Repurchase, the Exercise Price shall be adjusted by dividing the Exercise Price in effect immediately prior to such action by a fraction (which in no event shall be less than one), the numerator of which shall be the product of (A) the number of shares of Common Stock outstanding immediately before such Pro Rata Repurchase minus the number of shares of Common Stock repurchased in such Pro Rata Repurchase and (B) the Market Price as of the date immediately preceding the first public announcement by the Company of the intent to effect such Pro Rata Repurchase, and the denominator of which shall be (A) the product of (x) the number of shares of Common Stock outstanding immediately before such Pro Rata Repurchase and (y) the Market Price as of the date immediately preceding the first public announcement by the Company of the intent to effect such Pro Rata Repurchase minus (B) the aggregate purchase price of the Pro Rata Repurchase.

                     C. Above Market Repurchases of Common Stock. In case the Company, at any time or from time to time after the date hereof shall repurchase, by self-tender offer or otherwise, any shares of Common Stock (or any Options or Convertible Securities) at a purchase price in excess of the Market Price thereof, on the Business Day immediately prior to the earliest of (i) the date of such repurchase, (ii) the commencement of an offer to repurchase, or (iii) the public announcement of either (such date being the "Determination Date"), the Exercise Price shall be determined by dividing the Exercise Price by a fraction, the numerator of which shall be the product of (A) the number of shares of Common Stock outstanding immediately prior to such Determination Date minus the number of shares of Common Stock repurchased and (B) the Market Price as of the Determination Date, and the denominator of which shall be (A) the product of (x) the number of shares of Common Stock outstanding immediately before such repurchase and (y) the Market Price as of the Determination Date, minus (B) the aggregate purchase price of such repurchase; provided, that in the case of a self-tender offer by the Company, any shares of Common Stock issued upon the exercise or partial exercise of this Warrant at an Exercise Price adjusted pursuant to this Section 2C due to such self-tender offer, shall not be eligible to be sold in such self-tender offer.

                     D. Treatment of Options and Convertible Securities. In case the Company, at any time or from time to time after the date hereof, shall issue, sell, grant or assume, or shall fix a record date for the determination of holders of any class of securities entitled to receive, any Options or Convertible Securities, whether or not such Options or the right to convert or exchange any such Convertible Securities are immediately exercisable, then, and in each such case, the maximum number of Additional Shares of Common Stock (as set forth in the instrument relating thereto, without regard to any provisions contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or, in the case of Convertible Securities and Options thereof, issuable upon the conversion or exchange of such Convertible Securities (or the exercise of such Options for Convertible Securities and subsequent conversion or exchange of the Convertible Securities issued), shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue, sale, grant or assumption of such Options or Convertible Securities or, in case such a record date shall have been fixed, as of the close of business on such record date; provided, that such Additional Shares of Common Stock shall not be deemed to have been issued unless the consideration per share (determined pursuant to Section 2F) of such shares would be less than 95% of the Market Price in effect on the date of and immediately prior to such issue, sale, grant or assumption or immediately prior to the close of business on such record date or, if the Common Stock trades on an ex-dividend basis, on the date prior to the commencement of ex-dividend trading, as the case may be, and provided, further, that in any such case in which Additional Shares of Common Stock are deemed to be issued,

a) if an adjustment of the Exercise Price shall be made upon the fixing of a record date as referred to in the first sentence of this Section 2D, no further adjustment of the Exercise Price shall be made as a result of the subsequent issue or sale of any Options or Convertible Securities for the purpose of which such record date was set;

b) no further adjustment of the Exercise Price shall be made upon the subsequent issue or sale of Additional Shares of Common Stock or Convertible Securities upon the exercise of such Options or the conversion or exchange of such Convertible Securities;

c) if such Options or Convertible Securities by their terms provide, with the passage of time or otherwise, for any change in the consideration payable to the Company, or change in the number of Additional Shares of Common Stock issuable, upon the exercise, conversion or exchange thereof (by change of rate or otherwise), the Exercise Price computed upon the original issue, sale, grant or assumption thereof (or upon the occurrence of the record date with respect thereto), and any subsequent adjustments based thereon, shall, upon any such change becoming effective, be recomputed to reflect such change insofar as it affects such Options, or the rights of conversion or exchange under such Convertible Securities, which are outstanding at such time;

d) upon the expiration of any such Options or of the rights of conversion or exchange under any such Convertible Securities which shall not have been exercised (or upon purchase by the Company and cancellation or retirement of any such Options which shall not have been exercised or of any such Convertible Securities the rights of conversion or exchange under which shall not have been exercised), the Exercise Price computed upon the original issue, sale, grant or assumption thereof (or upon the occurrence of the record date with respect thereto), and any subsequent adjustments based thereon, shall, upon such expiration (or such cancellation or retirement, as the case may be), be recomputed as if:

(i) in the case of Options for Common Stock or in the case of Convertible Securities, the only Additional Shares of Common Stock issued or sold (or deemed issued or sold) were the Additional Shares of Common Stock, if any, actually issued or sold upon the exercise of such Options or the conversion or exchange of such Convertible Securities and the consideration received therefor was (x) an amount equal to (A) the consideration actually received by the Company for the issue, sale, grant or assumption of all such Options, whether or not exercised, plus (B) the consideration actually received by the Company upon such exercise, minus (C) the consideration paid by the Company for any purchase of such Options which were not exercised, or (y) an amount equal to (A) the consideration actually received by the Company for the issue, sale, grant or assumption of all such Convertible Securities which were actually converted or exchanged, plus (B) the additional consideration, if any, actually received by the Company upon such conversion or exchange, minus (C) the excess, if any, of the consideration paid by the Company for any purchase of such Convertible Securities, the rights of conversion or exchange under which were not exercised, over an amount that would be equal to the Fair Value of the Convertible Securities so purchased if such Convertible Securities were not convertible into or exchangeable for Additional Shares of Common Stock, and

(ii) in the case of Options for Convertible Securities, only the Convertible Securities, if any, actually issued or sold upon the exercise of such Options were issued at the time of the issue, sale, grant or assumption of such Options, and the consideration received by the Company for the Additional Shares of Common Stock deemed to have then been issued was an amount equal to (x) the consideration actually received by the Company for the issue, sale, grant or assumption of all such Options, whether or not exercised, plus (y) the consideration deemed to have been received by the Company (pursuant to Section 2F) upon the issue or sale of the Convertible Securities with respect to which such Options were actually exercised, minus (z) the consideration paid by the Company for any purchase of such Options which were not exercised; and

e) no recomputation pursuant to subsection (c) or (d) above shall have the effect of increasing the Exercise Price then in effect by an amount in excess of the amount of the adjustment thereof originally made in respect of the issue, sale, grant or assumption of such Options or Convertible Securities.

           Notwithstanding the foregoing provisions of this Section 2D, any rights, options or warrants (herein called "Special Options") distributed by the Company to all holders of Common Stock that entitle the holders thereof to purchase shares of the Company's capital stock (either initially or under certain circumstances), and that, until the occurrence of an event (the "Trigger Event") (i) are deemed to be transferred with the Common Stock, (ii) are not exercisable and (iii) are also issued in respect of future issuances of Common Stock, shall not be deemed to have been distributed for the purposes of this Section 2D (and no adjustment of the Exercise Price shall be required) until the occurrence of the earliest Trigger Event. In addition, in the event of any distribution of Special Options, or any Trigger Event with respect thereto, that shall have resulted in an adjustment of the Exercise Price under this Section 2D, (A) in the case of any Special Options that shall have been redeemed or repurchased without exercise by any holders thereof, the Exercise Price shall be readjusted upon such final redemption or repurchase to give effect to such distribution or Trigger Event, as the case may be, as though it were an Extraordinary Cash Dividend, equal to the per share redemption or repurchase price received by a holder of Common Stock with respect to such Special Options (assuming such holder had retained the same), made to all holders of Common Stock as of the date of such redemption or repurchase, and (2) in the case of any such Special Options all of which shall have expired or terminated without having been exercised, redeemed or repurchased, the Exercise Price shall be readjusted as if such distribution had not occurred.

                     E. Treatment of Stock Dividends, Stock Splits, Etc. In case the Company, at any time or from time to time after the date hereof, shall declare or pay any dividend or other distribution on any class of securities of the Company payable in shares of Common Stock, or shall effect a subdivision of the outstanding shares of Common Stock into a greater number of shares of Common Stock (by reclassification or otherwise than by payment of a dividend in Common Stock), then, and in each such case, Additional Shares of Common Stock shall be deemed to have been issued (a) in the case of any such dividend or other distribution, immediately after the close of business on the record date for the determination of holders of any class of securities entitled to receive such dividend or other distribution, or (b) in the case of any such subdivision, at the close of business on the day immediately prior to the day upon which such corporate action becomes effective.

                     F. Computation of Consideration. For the purposes of this Warrant:

a) The consideration for the issue or sale of any Additional Shares of Common Stock or for the issue, sale, grant or assumption of any Options or Convertible Securities, irrespective of the accounting treatment of such consideration,

(i) insofar as it consists of cash, shall be computed as the amount of cash received by the Company, and insofar as it consists of securities or other property, shall be computed as of the date immediately preceding such issue, sale, grant or assumption as the Fair Value of such consideration (or, if such consideration is received for the issue or sale of Additional Shares of Common Stock and the Market Price thereof is less than the Fair Value of such consideration, then such consideration shall be computed as the Market Price of such Additional Shares of Common Stock), in each case without deducting any expenses paid or incurred by the Company, any commissions or compensation paid or concessions or discounts allowed to underwriters, dealers or others performing similar services and any accrued interest or dividends in connection with such issue or sale, and

(ii) in case Additional Shares of Common Stock are issued or sold or Options or Convertible Securities are issued, sold, granted or assumed together with other stock or securities or other assets of the Company for a consideration which covers both, shall be the proportion of such consideration so received, computed as provided in clause (i) above, allocable to such Additional Shares of Common Stock or Options or Convertible Securities, as the case may be, all as determined in good faith by the Board of Directors of the Company.

b) All Additional Shares of Common Stock, Options or Convertible Securities issued in payment of any dividend or other distribution on any class of stock of the Company and all Additional Shares of Common Stock issued to effect a subdivision of the outstanding shares of Common Stock into a greater number of shares of Common Stock (by reclassification or otherwise than by payment of a dividend in Common Stock) shall be deemed to have been issued without consideration.

c) Additional Shares of Common Stock deemed to have been issued for consideration pursuant to Section 2D, relating to Options and Convertible Securities, shall be deemed to have been issued for a consideration per share determined by dividing

(i) the total amount, if any, received and receivable by the Company as consideration for the issue, sale, grant or assumption of the Options or Convertible Securities in question, plus the minimum aggregate amount of additional consideration (as set forth in the instrument relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Company upon the exercise in full of such Options or the conversion or exchanges of such Convertible Securities or, in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities, in each case computing such consideration as provided in the foregoing subsection (a), by

(ii) the maximum number of shares of Common Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

                     G. Adjustments for Combinations, Etc. In case the outstanding shares of Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, the Exercise Price in effect immediately prior to such combination or consolidation shall, concurrently with the effectiveness of such combination or consolidation, be proportionately increased.

                     H. Minimum Adjustment of Exercise Price. If the amount of any adjustment of the Exercise Price required hereunder would be less than one percent of the Exercise Price in effect at the time such adjustment is otherwise so required to be made, such amount shall be carried forward and adjustment with respect thereto made at the time of and together with any subsequent adjustment which, together with such amount and any other amount or amounts so carried forward, shall aggregate at least one percent of such Exercise Price; provided, that upon the exercise of this Warrant all adjustment carried forward and not therefore made up to and including the date of such exercise shall be made to the nearest .001 of a cent.

                     I. Changes in Common Stock. At any time while this Warrant remains outstanding and unexpired, in case of any reclassification or change of outstanding securities of the class issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination of outstanding securities issuable upon the exercise of this Warrant) or in case of any consolidation or merger of the Company with or into another corporation (herein called a "Transaction") (other than a merger with another corporation in which the Company is a continuing corporation and which does not result in any reclassification or change, other than a change in par value, or from par value to no par value, or from no value to par value, or as a result of a subdivision or combination of outstanding securities issuable upon the exercise of this Warrant), the Company, or such successor corporation, as the case may be, shall, without payment of any additional consideration therefor, execute and deliver to the holder of this Warrant (upon surrender of this Warrant) a new Warrant providing that the holder of this Warrant shall have the right to exercise such new Warrant (upon terms not less favorable to the holder of this Warrant than those then applicable to this Warrant) and to receive upon such exercise, in lieu of each share of Common Stock theretofore issuable upon exercise of this Warrant, the kind and amount of shares of stock, other securities, money or property receivable upon such reclassification, change, consolidation or merger, by the holder of one Common Share issuable upon exercise of this Warrant had it been exercised immediately prior to such reclassification, change, consolidation or merger. Such new Warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustment provided for in this Section 2. Notwithstanding the foregoing, in the case of any Transaction which pursuant to this Section 2I would result in the execution and delivery by the Company or any successor of a new Warrant to the holder of this Warrant and in which the holders of shares of Common Stock are entitled only to receive money or other property exclusive of common equity securities, then in lieu of such new Warrant being exercisable as provided above, the holder of this Warrant shall have the right, at its sole option, to require the Company to purchase this Warrant (without prior exercise by the holder of this Warrant) at its fair value as of the day before such Transaction became publicly known, as determined by an unaffiliated internationally recognized accounting firm or investment bank selected by the holder of this Warrant and reasonably acceptable to the Company. The provisions of this Section 2I shall similarly apply to successive reclassifications, changes, consolidations, mergers, sales and transfers.

Notwithstanding anything contained herein to the contrary, the Company shall not effect any Transaction unless prior to the consummation thereof each corporation or entity (other than the Company) which may be required to deliver any securities or other property upon the exercise of Warrants shall assume, by written instrument delivered to each holder of Warrants, the obligation to deliver to such holder such securities or other property as to which, in accordance with the foregoing provisions, such holder may be entitled, and such corporation or entity shall have similarly delivered to each holder of Warrants an opinion of counsel for such corporation or entity, satisfactory to each holder of Warrants, which opinion shall state that all the outstanding Warrants, shall thereafter continue in full force and effect and shall be enforceable against such corporation or entity in accordance with the terms hereof and thereof, together with such other matters as such holders may reasonably request.

                     J. Certain Issues Excepted. Anything herein to the contrary notwithstanding, the Company shall not be required to make any adjustments of the Exercise Price in the case of the issuance of the Warrants and the issuance of shares of Common Stock issuable upon exercise of the Warrants.

                     K. Notice of Adjustment. Upon the occurrence of any event requiring an adjustment of the Exercise Price, then and in each such case the Company shall promptly deliver to the holder of this Warrant an Officer's Certificate stating the Exercise Price resulting from such adjustment and the increase or decrease, if any, in the number of shares of Common Stock issuable upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. Within 90 days after each fiscal year in which any such adjustment shall have occurred, or within 30 days after any request therefor by the holder of this Warrant stating that such holder contemplates the exercise of such Warrant, the Company will obtain and deliver to the holder of this Warrant the opinion of its regular independent auditors or another firm of independent public accountants of recognized national standing selected by the Company's Board of Directors, which opinion shall confirm the statements in the most recent Officer's Certificate delivered under this Section 2K.

                     L. Other Notices. In case at any time:

a) the Company shall declare or pay any dividend upon Common Stock payable in stock or make any dividend or other distribution to the holders of Common Stock;

b) the Company shall offer for subscription pro rata to the holders of Common Stock any additional shares of stock of any class or other rights;

c) there shall be any capital reorganization, or reclassification of the capital stock of the Company, or consolidation or merger of the Company with, or sale of all or substantially all of its assets to, another corporation or other entity (other than a merger or consolidation with a directly or indirectly wholly-owned subsidiary of the Company in which the Company is the survivor);

d) there shall be voluntary or involuntary dissolution, liquidation or winding-up of the Company;

e) there shall be made any tender offer for any shares of capital stock of the Company; or

f) there shall be any other Transaction.

then, in any one or more of such cases, the Company shall give to the holder of this Warrant (i) at least 15 days prior to the record date for any dividend or distribution referred to in subsection (a) above, at least 30 days prior to any event referred to in subsection (b), (c) or (d) above, and within five days after it has knowledge of any pending tender offer or other Transaction, written notice of the date on which the books of the Company shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, winding-up or Transaction or the date by which shareholders must tender shares in any tender offer and (ii) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, winding-up or tender offer or Transaction known to the Company, at least 30 days prior written notice of the date (or, if not then known, a reasonable approximation thereof by the Company) when the same shall take place. Such notice in accordance with the foregoing clause (i) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Stock shall be entitled thereto, and such notice in accordance with the foregoing clause (ii) shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, winding-up, tender offer or Transaction, as the case may be. Such notice shall also state that the action in question or the record date is subject to the effectiveness of a registration statement under the Securities Act or to a favorable vote of security holders or any other approval requirement, if such is required.

                     M. Certain Events. If any event occurs as to which, in the good faith judgment of the Board of Directors of the Company, the other provisions of this Warrant are not strictly applicable or if strictly applicable would not fairly protect the exercise rights of the holders of the Warrants in accordance with the essential intent and principles of such provisions, then the Board of Directors of the Company shall make such adjustments, if any, on a basis consistent with such essential intent and principles, necessary to preserve, without dilution, the rights of the holders of the Warrants; provided, that no such adjustment shall have the effect of increasing the Exercise Price as otherwise determined pursuant to this Warrant. The Company may make such reductions in the Exercise Price as it deems advisable, including any reductions necessary to ensure that any event treated for Federal income tax purposes as a distribution of stock or stock rights not be taxable to recipients.

                     N. Prohibition of Certain Actions. The Company will not, by amendment of its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may be necessary in order to protect the exercise privilege of the holder of this Warrant against dilution or other impairment, consistent with the tenor and purpose of this Warrant. Without limiting the generality of the foregoing, the Company (a) will not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the Exercise Price then in effect, (b) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of all Warrants from time to time outstanding, and (c) will not take any action which results in any adjustment of the Exercise Price if the total number of shares of Common Stock or Other Securities issuable after the action upon the exercise of all of the Warrants would exceed the total number of shares of Common Stock or Other Securities then authorized by the Company's certificate of incorporation and available for the purpose of issue upon such conversion.

                     Section 3. Stock to be Reserved. The Company will at all times reserve and keep available out of the authorized Common Stock, solely for the purpose of issue upon the exercise of the Warrants as herein provided, such number of shares of Common Stock as shall then be issuable upon the exercise of all outstanding Warrants and the Company will maintain at all times all other rights and privileges sufficient to enable it to fulfill all its obligations hereunder. The Company covenants that all shares of Common Stock which shall be so issuable shall, upon issuance, be duly authorized, validly issued, fully paid and nonassessable, free from preemptive or similar rights on the part of the holders of any shares of capital stock or securities of the Company or any other Person, and free from all taxes, liens and charges with respect to the issue thereof (not including any income taxes payable by the holders of Warrants being exercised in respect of gains thereon), and the Exercise Price will be credited to the capital and surplus of the Company. The Company will take all such action as may be necessary to assure that such shares of Common Stock may be so issued without violation of any applicable law or regulation, or of any applicable requirements of the National Association of Securities Dealers, Inc. and of any domestic securities exchange upon which the Common Stock may be listed.

                     Section 4. Registration of Common Stock. If any shares of Common Stock required to be reserved for purposes of the exercise of Warrants require registration with or approval of any governmental authority under any Federal or State law (other than the Securities Act, registration under which is governed by the Registration Rights Agreement), before such shares may be issued upon the exercise thereof, the Company will, at its expense and as expeditiously as possible, use its best efforts to cause such shares to be duly registered or approved, as the case may be. Shares of Common Stock issuable upon exercise of the Warrants shall be registered by the Company under the Securities Act or similar statute then in force if required by the Registration Rights Agreement and subject to the conditions stated in such agreement. At any such time as the Common Stock is listed on any national securities exchange or quoted by the Nasdaq National Market or any successor thereto or comparable system, the Company will, at its expense, obtain promptly and maintain the approval for listing on each such exchange or quoting by the Nasdaq National Market on such successor thereto a comparable systems, upon official notice of issuance, the shares of Common Stock issuable upon exercise of the then outstanding Warrants and maintain the listing or quoting of such shares after their issuance so long as the Common Stock is so listed or quoted; and the Company will also cause to be so listed or quoted, will register under the Exchange Act and will maintain such listing or quoting of, any Other Securities that at any time are issuable upon exercise of the Warrants, if and at the time that any securities of the same class shall be listed on such national securities exchange by the Company.

                     Section 5. Expenses. The Company will pay, and save each Person which is or has been the holder of a Warrant (a "Warrantholder") harmless against liability for the payment of, all out-of-pocket expenses arising in connection with the transactions contemplated by the Warrants, including (i) all document production and duplication charges and the reasonable fees and expenses of any counsel engaged by any Warrantholder in connection with the Warrants or the transactions contemplated thereby and any subsequent proposed modification, amendment or waiver of, or proposed consent under, the Warrants, whether or not such proposed modification, amendment or waiver shall be effected or proposed consent granted, and (ii) the costs and expenses, including reasonable attorneys' fees, incurred by any Warrantholder in enforcing or defending (or determining whether or how to enforce or defend) any rights under the Warrants or in responding to any subpoena or other legal process or informal investigative demand issued in connection with the Warrants or the transactions contemplated thereby or by reason of the Warrantholder's have acquired any Warrant or any securities issuable upon exercise thereof, including without limitation costs and expenses (including the costs and expenses of financial advisors) incurred in any bankruptcy case or in connection with any work-out or restructuring of the transactions contemplated by the Warrants. The Company will pay, and will save each Warrantholder harmless from all claims in respect of any fees, costs or expenses, if any, of brokers and finders (other than those retained by any such holder). The issuance of certificates for shares of Common Stock upon exercise of the Warrants shall be made without charge to the Warrantholders for any issuance tax or other governmental charge in respect thereof, all of which shall be paid by the Company. The obligations of the Company under this Section 5 shall survive the transfer or exercise of any Warrant or any portion thereof or interest therein by the Warrantholder.

                     Section 6. Closing of Books. The Company will at no time close its transfer books to the transfer of any Warrant or of any share of Common Stock issued or issuable upon the exercise of any Warrant in any manner which interferes with the timely exercise of such Warrant.

                     Section 7. No Rights or Liabilities as Stockholders. This Warrant shall not entitle the holder thereof to any of the rights of a stockholder of the Company, except as expressly contemplated herein. No provision of this Warrant, in the absence of the actual exercise of such Warrant and receipt by the holder thereof of Common Stock issuable upon such conversion, shall give rise to any liability on the part of such holder as a stockholder of the Company, whether such liability shall be asserted by the Company or by creditors of the Company.

                     Section 8. Restrictive Legends. Except as otherwise permitted by this Section 8, each Warrant originally issued and each Warrant issued upon direct or indirect transfer or in substitution for any Warrant pursuant to this Section 8 shall be stamped or otherwise imprinted with a legend in substantially the following or a comparable form:

"This Warrant and any shares acquired upon the exercise of this Warrant have not been registered under the Securities Act of 1933 and may not be transferred in the absence of such registration or an exemption therefrom under such Act."

Except as otherwise permitted by this Section 8, (a) each certificate for shares of Common Stock (or Other Securities) issued upon the exercise of any Warrant, and (b) each certificate issued upon the direct or indirect transfer of any such Common Stock (or Other Securities) shall be stamped or otherwise imprinted with a legend in substantially the following or a comparable form:

"The shares represented by this certificate have not been registered under the Securities Act of 1933 and may not be transferred in the absence of such registration or an exception therefrom under such Act."

The holder (or its transferee, as applicable) of any Restricted Securities shall be entitled to receive from the Company, without expense, new securities of like tenor not bearing the applicable legend set forth above in this Section 8 when such securities shall have been (a) effectively registered under the Securities Act and disposed of in accordance with the registration statement covering such Restricted Securities, (b) disposed of pursuant to the provisions of Rule 144 or any comparable rule under the Securities Act, or (c) when, in the written reasonable opinion of independent counsel for the holder thereof experienced in Securities Act matters, such restrictions are no longer required in order to insure compliance with the Securities Act (including when the provisions of Rule 144(k) or any comparable rule under the Securities Act have been satisfied). The Company will pay the reasonable fees and disbursements of counsel for any holder of Restricted Securities in connection with all opinions rendered pursuant to this Section 8.

                     Section 9. Availability of Information. The Company will cooperate with each holder of any Restricted Securities in supplying such information as may be necessary for such holder to complete and file any information reporting forms presently or hereafter required by the Commission as a condition to the availability of an exemption from the Securities Act for the sale of any Restricted Securities. The Company will furnish to each holder of any Warrants, promptly upon their becoming available, copies of all financial statements, reports, notices and proxy statements sent or made available generally by the Company to its stockholders, and copies of all regular and periodic reports and all registration statements and prospectuses filed by the Company with any securities exchange or with the Commission.

                     Section 10. Information Required By Rule 144A. The Company will, upon the request of the holder of this Warrant, provide such holder, and any qualified institutional buyer designated by such holder, such financial and other information as such holder may reasonably determine to be necessary in order to permit compliance with the information requirements of Rule 144A under the Securities Act in connection with the resale of Warrants, except at such times as the Company is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act. For the purpose of this Section 10, the term "qualified institutional buyer" shall have the meaning specified in Rule 144A under the Securities Act.

                     Section 11. Registration Rights Agreement. The holder of this Warrant and the holders of any securities issued or issuable upon the exercise hereof are each entitled to the benefits of the Registration Rights Agreement.

                     Section 12. Ownership, Transfer and Substitution of Warrants.

                     A. Ownership of Warrants. Except as otherwise required by law, the Company may treat the Person in whose name any Warrant is registered on the register kept at the principal office of the Company as the owner and holder thereof for all purposes, notwithstanding any notice to the contrary except that, if and when any Warrant is properly assigned in blank, the Company, in its discretion, may (but shall not be obligated to) treat the bearer thereof as the owner of such Warrant for all purposes, notwithstanding any notice to the Company to the contrary. Subject to Section 8, a Warrant, if properly assigned, may be exercised by a new holder without first having a new Warrant issued.

                     B. Transfer and Exchange of Warrants. Upon the surrender of any Warrant, properly endorsed, for registration of transfer or for exchange at the principal office of the Company, the Company at its expense will (subject to compliance with Section 8, if applicable) execute and deliver to or upon the order of the holder thereof a new Warrant or Warrants of like tenor, in the name of such holder or as such holder (upon payment by such holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Original Common Stock called for on the face or faces of the Warrant or Warrants so surrendered.

                     C. Replacement of Warrants. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction of any Warrant held by a Person other than the original holder thereof, upon delivery of its unsecured indemnity reasonably satisfactory to the Company in form and amount or, in the case of any such mutilation, upon surrender of such Warrant for cancellation at the principal office of the Company, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

                     Section 13. Definitions. As used herein (A) capitalized terms that are not otherwise defined shall have the meanings assigned thereto in Appendix A to the Master Restructuring Agreement referred to below and (B) unless the context otherwise requires, the following terms have the following respective meanings:

                     "Acquiring Company" shall have the meaning specified in Section 2J.

                     "Acquirer's Common Stock" shall have the meaning specified in Section 2J.

                     "Additional Shares of Common Stock" shall mean all shares (including treasury shares) of Common Stock issued or sold (or, pursuant to Section 2D or 2E deemed to be issued) by the Company after the date hereof, whether or not subsequently reacquired or retired by the Company, other than shares of Common Stock issued upon the exercise or partial exercise of the Warrants and shares issuable upon exercise of options, warrants or rights granted to employees or consultants or directors of the Company or its subsidiaries under shareholder approved plans and other options, warrants or rights in each case providing for an exercise price of at least 95% of Market Price at the date of grant.

                     "Affiliate" shall have the meaning specified in the 1999 Securities Purchase Agreement.

                     "Announcement Date" shall have the meaning specified in Section 2J.

                     "Business Day" shall have the meaning specified in the Senior Loan Agreement.

                     "Closing Date" shall mean the date upon which all conditions precedent to the making of the initial extensions of credit as set forth in the Senior Loan Agreement have been satisfied.

                     "Commission" shall mean the Securities and Exchange Commission or any successor federal agency having similar powers.

                     "Common Stock" shall mean the Original Common Stock, any stock into which such stock shall have been converted or changed or any stock resulting from any reclassification of such stock and all other stock of any class or classes (however designated) of the Company the holders of which have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to preference.

                     "Company" shall mean Recoton Corporation, a New York corporation, and its permitted successors hereunder.

                     "Convertible Securities" shall mean any evidences of indebtedness, shares of stock (other than Common Stock) or other securities directly or indirectly convertible into or exchangeable for Additional Shares of Common Stock.

                     "Exchange Act" shall mean the Securities and Exchange Act of 1934, as amended.

                     "Exercise Period" shall mean the date of this Warrant to and including the Expiration Date.

                     "Exercise Price" shall have the meaning specified in Section 1B.

                     "Expiration Date" shall have the meaning specified in the opening paragraphs of this Warrant.

                     "Extraordinary Cash Dividend" shall mean, with respect to any consecutive 12-month period, the amount, if any, by which the aggregate amount of all cash and non-cash dividends or distributions on any shares of Common Stock occurring in such 12-month period (or, if such Common Stock was not outstanding at the commencement of such 12-month period, occurring in such shorter period during which such Capital Stock was outstanding) exceeds on a per share basis 5% of the average of the daily Market Prices per share of such Common Stock over such 12-month period (or such shorter period during which such Common Stock was outstanding); provided that, for purposes of the foregoing definition, the amount of cash and non-cash dividends paid on a per share basis will be appropriately adjusted to reflect the occurrence during such period of any stock dividend or distribution of shares of capital stock of the Company or any subdivision, split, combination or reclassification of shares of such Common Stock.

                     "Fair Value" shall mean with respect to any securities or other property, the fair value thereof as of a date which is within 15 days of the date as of which the determination is to be made as determined by the Board of Directors of the Company in good faith, unless such determination is to be made in connection with a transaction with an Affiliate in which case such fair value shall be (a) determined by agreement between the Company and the Required Holders, or (b) if the Company and the Required Holders fail to agree, determined jointly by an independent investment banking firm retained by the Company and by an independent investment banking firm retained by the Required Holders, either of which firms may be an independent investment banking firm regularly retained by the Company, or (c) if the Company or the Required Holders shall fail so to retain an independent investment banking firm within 10 Business Days of the retention of such a firm by the Required Holders or the Company, as the case may be, determined solely by the firm so retained, or (d) if the firms so retained by the Company and by such holders shall be unable to reach a joint determination within 15 Business Days of the retention of the last firm so retained, determined by another independent investment banking firm which is not a regular investment banking firm of the Company chosen by the first two such firms.

                     "Initial Date" shall have the meaning specified in Section 2A.

                     "Market Price" shall mean on any date specified herein, (a) with respect to Common Stock or to common stock (or equivalent equity interests) of an Acquiring Person or its Parent, the amount per share equal to (i) the last sale price of shares of Common Stock, regular way, or of shares of such common stock (or equivalent equity interests) on such date or, if no such sale takes place on such date, the average of the closing bid and asked prices thereof on such date, in each case as officially reported on the principal national securities exchange on which the same are then listed or admitted to trading, or (ii) if no shares of Common Stock or no shares of such common stock (or equivalent equity interests), as the case may be, are then listed or admitted to trading on any national securities exchange, the last sale price of shares of Common Stock, regular way, or of shares of such common stock (or equivalent equity interests) on such date, in each case or, if no such sale takes place on such date, the average of the reported closing bid and asked prices thereof on such date as quoted in the Nasdaq National Market or other over-the-counter market or, if no shares of Common Stock or no shares of such common stock (or equivalent equity interests), as the case may be, are then quoted in the Nasdaq National Market or other over-the-counter market, as published by the National Quotation Bureau, Incorporated or any similar successor organization, and in any such case as reported by any member firm of the New York Stock Exchange selected by the Company, or (iii) if no shares of Common Stock or no shares of such common stock (or equivalent equity interests), as the case may be, are then listed or admitted to trading on any national securities exchange or quoted or published in the over-the-counter market, the higher of (x) the book value thereof as determined by any firm of independent public accountants of recognized standing selected by the Board of Directors of the Company, as of the last day of any month ending within 60 days preceding the date as of which the determination is to be made or (y) the Fair Value thereof, and (b) with respect to any other securities, the Fair Value thereof.

                     "Officer's Certificate" shall mean a certificate signed in the name of the Company by its President, one of its Vice Presidents or its Treasurer.

                     "Options" shall mean rights, options or warrants to subscribe for, purchase or otherwise acquire either Additional Shares of Common Stock or Convertible Securities.

                     "Original Common Stock" shall have the meaning specified in the opening paragraphs of this Warrant.

                     "Other Securities" shall mean any stock (other than Common Stock) and any other securities of the Company or any other Person (corporate or otherwise) which the holders of the Warrants at any time shall be entitled to receive, or shall have received, upon the exercise of the Warrants, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to Section 2J or otherwise.

                     "Parent" shall have the meaning specified in Section 2J.

                     "Person" shall have the meaning specified in the Senior Loan Agreement

                     "Pro Rata Repurchase" shall mean any purchase of shares of Common Stock by the Company or by any of its subsidiaries whether for cash, shares of Common Stock of the Company, other securities of the Company, evidences of indebtedness of the Company or any other Person or any other property (including, without limitation, shares of capital stock, other securities or evidences of indebtedness of a subsidiary of the Company), or any combination thereof, which purchase is subject to Section 13(e) of the Securities Exchange Act of 1934, as amended, or is made pursuant to an offer made available to all holders of shares of Common Stock.

                     "Registration Rights Agreement" shall mean the Registration Rights Agreement dated as of September 8, 1999, among the Company and the holders of "Registrable Securities" party thereto, as the same may be amended, supplemented or otherwise modified from time to time.

                     "Required Holders" shall mean the holders of at least 66 2/3% of all the Warrants at the time outstanding, determined on the basis of the number of shares of Common Stock then purchased upon the exercise of all Warrants then outstanding.

                     "Restricted Securities" shall mean (a) any Warrants bearing the applicable legend set forth in Section 8 and (b) any shares of Common Stock (or Other Securities) which have been issued upon the exercise of Warrants and which are evidenced by a certificate or certificates bearing the applicable legend set forth in such section, and (c) unless the context otherwise requires, any shares of Common Stock (or Other Securities) which are at the time issuable upon the exercise of Warrants and which, when so issued, will be evidenced by a certificate or certificates bearing the applicable legend set forth in such section.

                     "Securities Act" shall mean the Securities Act of 1933, as amended.

                     "Senior Loan Agreement" shall mean the Loan Agreement dated as of October 31, 2000, among the Borrowers (as defined therein), Heller Financial, Inc., General Electric Capital Corporation as agents and the financial institutions from time to time party thereto, as the same may be amended, supplemented or otherwise modified from time to time in accordance with its terms and the terms of the Subordination Agreement.

                     "Subordination Agreement" the Subordination and Intercreditor Agreement dated as of the date hereof among The Chase Manhattan Bank, the Term Loan C Lenders, Heller Financial, Inc., and General Electric Capital Corporation (as amended modified or supplemented from time to time).

                     "Term Loan C Lenders" shall mean those financial institutions who are Term Loan C Lenders (as defined in the Senior Loan Agreement) who are also party to the Credit Agreement dated as of October 31, 2000, among the Borrowers (as defined therein), The Chase Manhattan Bank as administrative agent and the financial institution from time to time party thereto (as amended, modified, or supplemented from time to time).

                     "Transaction" shall have the meaning specified in Section 2I.

                     "Warrant" shall have the meaning specified in the opening paragraphs of this Warrant.

                     Section 14. Remedies. The Company stipulates that the remedies at law of the holder of this Warrant in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate and that, to the fullest extent permitted by law such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

                     Section 15. Notices. All notices and other communications under this Warrant shall be in writing and shall be sent (a) by registered or certified mail, return receipt requested, or (b) by a recognized overnight delivery service, addressed (i) if to any holder or any Warrant or any holder of any Common Stock (or Other Securities), at the registered address of such holder as set forth in the applicable register kept at the principal office of the Company, or (ii) if to the Company, to the attention of its Secretary at its principal office, provided that the exercise of any Warrant shall be effected in the manner provided in Section 1.

                     Section 16. Miscellaneous.

a) This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

b) The agreements of the Company contained in this Warrant other than those applicable solely to the Warrants and the holders thereof shall inure to the benefit of and be enforceable by any holder or holders at the time of any Common Stock (or Other Securities) issued upon the exercise of Warrants, whether so expressed or not.

c) This Warrant shall be construed and enforced in accordance with and governed by the laws of the State of New York.

d) The section headings in this Warrant are for purposes of convenience only and shall not constitute a part hereof.

                     IN WITNESS WHEREOF, this Warrant has been executed and delivered on behalf of Recoton Corporation of its duly authorized officers at of the date first above written.

RECOTON CORPORATION

By: Name: Title:

FORM OF SUBSCRIPTION
(To be executed only upon exercise of Warrant)

To RECOTON CORPORATION

                     The undersigned registered holder of the within Warrant hereby irrevocably exercises such Warrant for, and purchases thereunder,1 shares of Original Common Stock of RECOTON CORPORATION, [and herewith makes payment of $____________________ therefor]2 [in a "cashless exercise" pursuant to Section 1A of the within Warrant]3, and requests that the certificates for such shares be issued in the name of, and delivered to ______________ whose address is ______________.

Dated:

(Signature must conform in all respects to name of holder as specified on the face of this Warrant) (Street Address) (City) (State) (Zip Code)

_______________
          1 Insert here the number of shares called for on the face of this Warrant (or, in the case of a partial exercise, the portion thereof as to which this Warrant is being exercised), in either case without making any adjustment for additional Common Stock or any other stock or other securities or property or cash which, pursuant to the adjustment provisions of this Warrant, may be delivered upon exercise. In the case of a partial exercise, a new Warrant or Warrants will be issued and delivered, representing the unexercised portion of this Warrant, to the holder surrendering the same.

           2 Use in connection with an exercise involving a delivery of funds to the Company.

           3 Use in connection with a cashless exercise.

FORM OF ASSIGNMENT
(To be executed only upon transfer of Warrant)

For value received, the undersigned registered holder of the within Warrant hereby sells, assigns and transfers unto ______________ the right represented by such Warrant to purchase ______________4 shares of Original Common Stock of RECOTON CORPORATION, to which such Warrant relates, and appoints ______________ Attorney to make such transfer on the books of RECOTON CORPORATION, maintained for such purpose, with full power of substitution in the premises.

Dated:

(Signature must conform in all respects to name of holder as specified on the face of this Warrant) (Street Address) (City) (State) (Zip Code)

_______________
          4 Insert here the number of shares called for on the face of the within Warrant (or, in the case of a partial assignment, the portion thereof as to which this Warrant is being assigned), in either case without making any adjustment for additional Common Stock or any other stock or other securities or property or cash which, pursuant to the adjustment provisions of the within Warrant, may be delivered upon exercise. In the case of a partial assignment, a new Warrant or Warrants will be issued and delivered, representing the portion of the within Warrant not being assigned, to the holder assigning the same.

Signed in the presence of: